================================================================================

                                                                    Exhibit 99.1

                   ASSIGNMENT AND EXCLUSIVE SERVICES AGREEMENT


         THIS ASSIGNMENT AND EXCLUSIVE SERVICES AGREEMENT (this "Agreement"), is made and entered into this 16th day of April, 2007 to be effective as of January 1, 2007 (the "Effective Date"), is entered into by and among Global Marketing Alliance, LLC, a Utah limited liability company ("GM"); Online Profit Academy, LLC, a Utah limited liability company ("OP"); eProfits Marketing, LLC, a Utah limited liability company ("EP"); and Online 2 Income, LLC, a Utah limited liability company ("OL" and collectively referred together with GM, OP, EP, and OL as "GMA") and with respect to Sections 5 and 8 only, Sovatphone Ouk ("Ouk" or collectively with GMA, "GMA-Ouk"), on the one hand, and CirTran Corporation, a Nevada corporation ("CirTran Corporation"); and CirTran Online Corporation, a Utah corporation and a wholly-owned subsidiary of CirTran Corporation ("COC," and collectively referred to together with CirTran Corporation as "CirTran"), on the other hand. GMA-Ouk and CirTran are sometimes individually referred to hereinafter as a "Party" and collectively as the "Parties."

                                    RECITALS

         A. GMA is an educational company offering its clients various levels of training in tools specifically designed for e-commerce including, but not limited to, web building. GMA has extensive industry contacts and experience in ecommerce and online sales and marketing. GMA has obtained, and will obtain in the future, executory contracts with its customers for training, website development and website hosting and operation.

         B. COC is commencing a diversified media business of online product marketing and sales, infomercial production, and product merchandising services and will serve as the online sales and marketing division of CirTran Corporation. For purposes of this Agreement "COC Products" shall consist of the products COC currently anticipates marketing and/or selling online as set forth in Exhibit A and all future products to be marketed and/or sold online by COC for which GMA is providing Outsourced Operations.

         C. CirTran desires to outsource to GMA the online marketing and sales of all of the COC Products, as set forth in Exhibit B (collectively the "Outsourced Operations").

         D. As consideration for GMA's performance of the Outsourced Operations, COC shall compensate GMA as set forth in Section 4 below, and shall make available to GMA CirTran's infrastructure, including, but not limited to, all of CirTran's bookkeeping and contract preparation resources, as well as management consulting services regarding strategic and operational aspects of GMA's business.

         E. The Parties desire that the initial term of this Agreement shall be three (3) years, commencing on the Effective Date and, subject to Section 6 of this Agreement, terminating on December 31, 2009 (the "Initial Term").

                                    AGREEMENT

         NOW THEREFORE, in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

         1.   GMA Duties and Obligations.

              (a) During the term of this Agreement, GMA agrees to perform the Outsourced Operations for and on behalf of CirTran. The Outsourced Operations shall be performed in a prompt and professional manner consistent with GMA's past practices.

              (b) GMA shall assign its Current GMA Contracts and New GMA Contracts to COC as set forth in Section 3.

         2. Initial Payment. Upon the mutual execution of this Agreement, COC will tender a one time non-recoupable payment to GMA in the amount of Five Thousand Dollars ($5,000.00) in full consideration of the following:

              (a) a revocable, worldwide license to use the name "Global Marketing" whereby both COC and GMA will have rights to use the name "Global Marketing" during the Initial Term and/or the Renewal Term (as defined in Section 7 below). COC's license to use "Global Marketing" shall automatically terminate upon termination or breach of this Agreement;

              (b) GMA's commitment obtained herein to perform the Outsourced Operations and all reasonable expansions of the Outsourced Operations with respect to future COC Products; and

              (c) GMA assigning its Current GMA Contracts to COC as of the Effective Date as set forth in Section 3.

         3.   Assignment of Current GMA Contracts; Right of First Refusal.

              (a) GMA has attached hereto as Exhibit C a list of all of its web hosting and training contracts as of the Effective Date or which were entered into between the Effective Date and the date of this Agreement (collectively, the "Current GMA Contracts"), together with forms of such contracts. Within five
(5) business days from the date of this Agreement, COC will notify GMA of any Current GMA Contracts that COC declines to assume. With the exception of any Current GMA Contracts COC expressly declines to assume, all of the Current GMA Contracts shall be assigned to COC as of the Effective Date. If a Current GMA Contract requires the consent of GMA's client for assignment, GMA will attempt to obtain such consent after the Effective Date. However, even if a Current GMA Contract cannot be or is not assigned as of or after the Effective Date, GMA shall still deliver 100% of the GMA Net Sales received under such Current GMA Contract to COC pursuant to Section 4(c)(i) below.

              (b) The consideration for assignment of the Current GMA Contracts is the initial payment described in Section 2, the Employment Agreement (as defined in Section 5), and the compensation described in Section 4.

              (c) After the date of this Agreement, GMA will notify COC in writing of all future contracts secured by GMA (the "New GMA Contracts" or collectively with the Current GMA Contracts, the "GMA Contracts"). Within five
(5) business days from such notification, COC will notify GMA of any such New GMA Contracts that COC does not wish to include as an agreement to be serviced under the terms of this Agreement. If, but only if, COC, acting through its CEO, so declines to accept a New GMA Contract, GMA may continue to service the relevant client without any obligation to make any payments to COC with respect to such New GMA Contract pursuant to Section 4 below.

              (d) If during the term of this Agreement GMA forms or controls other entities to provide training or tools for e-commerce, GMA shall cause such entities to become parties to this Agreement and be bound by Section 3(c) above unless waived in writing by CirTran. The foregoing shall not apply to training or tools relating solely to mortgages or other financial services.

         4.   Ongoing Compensation.

              (a) As used herein, "GMA Net Sales" shall mean all revenue generated from the Current GMA Contracts and any New GMA Contracts that are assumed or accepted by COC pursuant to Section 3 above, less returns and charge backs. GMA Net Sales are recognized for purposes of this Agreement only when payment of the GMA Net Sales is actually received by COC pursuant to Section 4(c).

              (b) As used herein, "COC Net Sales" shall mean all revenue generated to COC from the online sale of COC Products, less returns and charge backs.

              (c) The compensation for the services rendered hereunder shall be as follows:

                  (i) To the extent that revenue from the GMA Contracts is received directly by GMA, GMA shall cause such revenue to be deposited directly into segregated merchant account(s). GMA hereby grants COC a security interest in such merchant accounts to secure GMA's obligation to disburse the GMA Net Sales in the account to COC. GMA, COC and each financial institution holding such a merchant account will enter into a control agreement acknowledging such security interest. GMA, at reasonable intervals mutually agreeable to both GMA and COC, shall forward to COC the current GMA Net Sales resulting therefrom. GMA shall have the right to offset current GMA Net Sales by current returns and charge backs otherwise applicable to previously paid GMA Net Sales.

                  (ii) Within two (2) business days after COC's receipt of GMA Net Sales from GMA pursuant to Section 4(c)(i), COC shall remit 95% of GMA Net Sales to GMA, and shall retain the remaining 5% of GMA Net Sales. For revenue from the GMA Contracts that is received directly by COC, COC, at reasonable intervals mutually agreeable to both GMA and COC, shall forward to GMA 95% of the current GMA Net Sales resulting therefrom.

                  (iii) COC shall retain 95% of COC Net Sales, and shall remit the remaining 5% of COC Net Sales to GMA at reasonable intervals mutually agreeable to both COC and GMA.

              (d) GMA will be responsible to pay for all of its direct overhead, labor and expenses to operate its business from its share of GMA Net Sales or COC Net Sales payable as set forth in this Section 4.

              (e) COC is in the final stage of negotiations to acquire certain rights to market an energy drink under the Playboy(R) trademark. COC does not anticipate actually selling the energy drink online, but it is anticipated that COC will be required to establish an informational website for the energy drink. If COC is required to establish such a website, it intends to utilize GMA to build and host the website if terms can be mutually agreed upon, and the parties will negotiate in good faith for a separate agreement regarding such services. The parties acknowledge that the energy drink is not a COC Product as defined herein.

              (f) Each of COC and GMA shall allow the other Party and its authorized representatives or designees full access, with reasonable prior notification, and during normal business hours, to all working papers, books and operating, account and financial records relating to the payments to be made pursuant to this Section 4, and shall furnish each other with all such information as may be reasonably requested in connection therewith.

              (g) Any payment required to be made under this Section 4 that is more than ten (10) days overdue shall be subject to an interest charge of one percent (1%) per month, compounded monthly, from the due date until paid in full.

         5. Sovatphone Ouk Employment. Unless waived in writing by COC, as a condition to the effectiveness of this Agreement, Ouk must remain affiliated with GMA and remain involved with GMA business operations. Ouk shall also be employed by COC as its Senior Vice President whereby he shall be directly responsible for the online marketing and sales of the COC Products, as set forth in and subject to the terms and conditions of that certain employment agreement (the "Employment Agreement") substantially in the form attached hereto as Exhibit D.

         6. Additional COC Products. When COC obtains rights in the future to market and sell online an additional product (an "Additional Product") it will so notify GMA. If GMA desires to provide Outsourced Operations for such Additional Product it will notify COC within a reasonable time, not to exceed five business days, and the parties will negotiate in good faith the specific Outsourced Operations required for that Additional Product and whether the compensation for such Additional Product should differ from the standard compensation described in Section 4(c)(iii). If the parties reach agreement, they will prepare, initial and attach to this Agreement an additional Exhibit A naming such Additional Product as a COC Product and including any special terms relating to that Additional Product. If the parties cannot reach agreement in a reasonable time, COC may obtain the Outsourced Services for such Additional Product from third parties without any compensation to GMA.

         7.   Term, Renewal, Termination.

              (a) This Agreement shall be for an initial term of three (3) years, commencing on the Effective Date (the "Initial Term").

              (b) This Agreement shall renew for successive terms of two (2) years each (each a "Renewal Term," and collectively the "Renewal Term") unless, at least 30 days prior to the end of the Initial term or the then-current Renewal Term, either Party notifies the other of its intent to not renew.

              (c) This Agreement may be terminated by either Party:

                  (i) if both Parties agreed in writing to terminate;

                  (ii) within the Initial Term and for any reason or no reason by providing the other Party 90 days' written notice of such termination.

                  (iii) if the other Party defaults in any payment to the terminating Party required under this Agreement, and such default continues without a cure for a period of 20 days, after the delivery of written notice thereof by the terminating Party to the other Party; or

                  (iv) if the other Party defaults in the performance of any material term or condition of this Agreement other than the payment of money and such default continues unremedied for a period of 30 days after the delivery of written notice thereof by the terminating Party to the other Party.

              (d) Upon the expiration or termination of this Agreement (i) COC shall assign to GMA the Current GMA Contracts and the New GMA Contracts then in effect, (ii) COC will deliver to GMA the GMA bookkeeping records then in COC's possession, (iii) GMA will cooperate with COC in transitioning the hosting of the websites for the COC Products to a new hosting service designated by COC, including delivery of all site content and related data files and transferring registration of any URLs in GMA's name, and (iv) upon payment of all amounts owing to CirTran hereunder, net of all amounts owing to GMA hereunder, CirTran will release the security interest created pursuant to Section 4(c)(i) and will terminate the control agreement and any financing statement related thereto.

         8.   Indemnification.

              (a) COC, for itself and for its assigns and successors, hereby knowingly and voluntarily agrees to defend, hold harmless, and indemnify GMA, its subsidiaries and affiliates, and Ouk, and each of their respective agents, managers, members, owners, officers, directors, successors, assigns, and attorneys from and against any and all claims, actions, causes of action, proceedings, suits, costs, liabilities, damages, and expenses, whether known or unknown, (including, but not limited to, all direct special, incidental, exemplary and consequential damages, attorneys' fees and losses of any kind) based upon, resulting from, and/or that relate in any way to (a) CirTran's operations with respect to the COC Products prior to the date hereof, or (b) any breach by CirTran of any representations, warranties or covenants contained herein.

              (b) GMA-Ouk, for itself and for its assigns and successors, hereby knowingly and voluntarily agrees to defend, hold harmless and indemnify CirTran, its subsidiaries and affiliates, and each of their respective agents, managers, members, owners, officers, directors, successors, assigns, and attorneys from and against any and all claims, actions, causes of action, proceedings, suits, costs, liabilities, damages, and expenses, whether known or unknown,

(including, but not limited to, all direct special, incidental, exemplary and consequential damages, attorneys' fees and losses of any kind) based upon, resulting from, and/or that relate in any way to (a) GMA's operations with respect to the COC Products prior to the date hereof, (b) any breach by GMA-Ouk of any representations, warranties or covenants contained herein, or (c) any liabilities arising under the Current GMA Contracts or New GMA Contracts prior to the date of assignment to COC, including any claims that GMA violated any laws in connection with the GMA Contracts or claims that GMA has breached the GMA Contracts or that the GMA Contracts are not enforceable against the customers named therein.

         9.   Representations and Warranties.

              (a) GMA represents and warrants to CirTran as follows:

                  (i) Authority of GMA. GMA has the requisite power and authority to execute and deliver this Agreement and to carry out the transactions contemplated hereunder. All acts and/or proceedings required to be taken or performed by GMA to authorize the execution, delivery and performance of this Agreement and all transactions contemplated hereby have been duly and validly taken as of the date hereof. This Agreement constitutes, or when executed will constitute, legal, valid and binding obligations of GMA, enforceable against GMA in accordance with the terms herein, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and by general equitable principles.

                  (ii) Execution; Delivery; Valid and Binding Agreements. The execution, delivery, and performance of this Agreement by GMA and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite action, and no other proceedings are necessary to authorize the execution, delivery, and performance of this Agreement. This Agreement has been duly executed and delivered by GMA and constitutes the valid and binding obligation of GMA, enforceable in accordance with its terms.

                  (iii) Governmental Authorities; Consents. GMA is not required to submit any notice, report, or other filing with any governmental authority in connection with the execution or delivery by it of this Agreement or the consummation of the transactions contemplated hereby. No consent, approval, or authorization of any governmental or regulatory authority or any other party or person is required to be obtained by GMA in connection with GMA's execution, delivery, and performance of this Agreement and the transactions contemplated hereby. To the best of GMA's knowledge and belief, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate any laws to which GMA or its business is subject

                  (iv) No Violations. Except as expressly provided with respect to Current GMA Contracts or New GMA Contracts as set forth in Section 4 above, to the best of GMA's knowledge and belief, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not constitute, nor with notice or lapse of time or both would constitute, a breach of or default under any contract, judgment, indenture, mortgage, deed of trust, instrument or understanding to which GMA is a party or is subject, or the creation or imposition of any lien affecting GMA's ability to consummate all of the transactions contemplated hereunder.

                  (v) Current GMA Contracts. To the best knowledge of GMA, GMA has performed each and every obligation of GMA arising under the terms and provisions of each Current GMA Contract prior to the date of this Agreement and except for claims for refunds or chargebacks in an aggregate amount consistent with GMA's historical experience, there is not, as of the date of this Agreement, any breach or default on the part of GMA under any Current GMA Contract, nor does there exist any state of facts or circumstances that with the giving of notice or passage of time would constitute a breach or default of the obligations of GMA under a Current GMA Contract. To the best knowledge of GMA, each Current GMA Contract assigned to COC is a binding agreement of the customer named therein, enforceable in accordance with its terms, subject to bankruptcy and other laws affecting the rights of creditors in general, and except for claims for refunds or chargebacks in an aggregate amount consistent with GMA's historical experience.

                  (vi) New GMA Contracts. The notice to COC of each New GMA Contract pursuant to Section 3(c) shall constitute GMA's representation and warranty, effective as of the date of such notice, that to the best of its knowledge and except for claims for refunds or chargebacks in an aggregate amount consistent with GMA's historical experience, (a) GMA has performed each and every obligation of GMA arising under the terms and provisions of each New GMA Contract described in such notice prior to the date of the notice and there is not, as of the date of the notice, any breach or default on the part of GMA under any such New GMA Contract, nor does there exist any state of facts or circumstances that with the giving of notice or passage of time would constitute a breach or default of the obligations of GMA under such New GMA Contract, and
(b) each New GMA Contract described in the notice is a binding agreement of the customer named therein, enforceable in accordance with its terms, subject to bankruptcy and other laws affecting the rights of creditors in general.

                  (vii) Compliance with laws. Except as disclosed to CirTran in writing, to the best of GMA' s knowledge GMA has complied with all applicable laws and regulations with respect to the marketing and sale of the Current GMA Contracts and it will comply with all applicable laws and regulations with respect to the marketing and sale of the New GMA Contracts. Without limiting the generality of the foregoing, GMA has complied with, and will comply with, the FTC Cooling-off Rule and state business opportunity or fair business practices laws and regulations, if and to the extent that they are applicable.

              (b) CirTran represents and warrants to GMA as follows:

                  (i) Authority of CirTran. CirTran has the requisite power and authority to execute and deliver this Agreement and to carry out the transactions contemplated hereunder. All acts and/or proceedings required to be taken or performed by CirTran to authorize the execution, delivery and performance of this Agreement and all transactions contemplated hereby have been duly and validly taken as of the date hereof. This Agreement constitutes, or when executed will constitute, legal, valid and binding obligations of CirTran, enforceable against CirTran in accordance with the terms herein, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and by general equitable principles.

                  (ii) Execution; Delivery; Valid and Binding Agreements. The execution, delivery, and performance of this Agreement by CirTran and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite action, and no other proceedings are necessary to authorize the execution, delivery, and performance of this Agreement. This Agreement has been duly executed and delivered by CirTran and constitutes the valid and binding obligation of CirTran, enforceable in accordance with its terms. CirTran represents and warrants that it has obtained all rights necessary to market and sell each of the COC Products listed in Exhibit A, and that it will utilize its best efforts to obtain all rights necessary to market and sell all future COC Products.

                  (iii) Governmental Authorities; Consents. CirTran is not required to submit any notice, report, or other filing with any governmental authority in connection with the execution or delivery by it of this Agreement or the consummation of the transactions contemplated hereby. No consent, approval, or authorization of any governmental or regulatory authority or any other party or person is required to be obtained by CirTran in connection with CirTran's execution, delivery, and performance of this Agreement and the transactions contemplated hereby. To the best of CirTran's knowledge and belief, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate any laws to which CirTran or its business is subject.

                  (iv) No Violations. To the best of CirTran's knowledge and belief, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not constitute, nor with notice or lapse of time or both would constitute, a breach of or default under any contract, judgment, indenture, mortgage, deed of trust, instrument or understanding to which CirTran is a party or is subject, or the creation or imposition of any lien affecting CirTran's ability to consummate all of the transactions contemplated hereunder.

                  (v) Compliance with laws. To the best of CirTran' s knowledge CirTran has complied with all applicable laws and regulations with respect to the marketing and sale of the COC Products and it will comply with all applicable laws and regulations with respect to the marketing and sale of the new COC Products.

                  (vi) Disclaimer of Legal and Accounting Advice. CirTran will exercise the same level of care towards the bookkeeping and contract management services provided to GMA hereunder as it exercises towards similar services it provides to itself and its affiliates . CirTran is neither a professional accounting firm nor a law firm and CirTran will not provide accounting, legal or tax advice to GMA hereunder.

         10. Authority. COC's discretion to accept or approve Current GMA Contracts or New GMA Contracts under Section 3 may only be exercised by writings executed by its Chief Executive Officer.

         11. Assignment. This Agreement shall be binding upon the Parties and their respective successors and assigns, provided that no Party hereto may assign this agreement without the written consent of the other Party. Consent to assignment shall not be unreasonably withheld, provided that the consenting Party may require evidence to its reasonable satisfaction that the proposed assignee will be able to perform the obligations of the proposed assignor.

         12. Notices. All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by document, overnight delivery service or, to the extent receipt is confirmed, mailed first-class, post-prepaid, or telecopied to the appropriate address or number set forth below.

Notice to GMA shall be addressed to:

         Global Marketing Alliance
         3135 South 1300 East
         Salt Lake City, Utah 84106
         Attention: Sovatphone Ouk
         Fax: 801-486-9780

Notices to CirTran shall be addressed to:

         CirTran Corporation
         4125 South 6000 West
         West Valley City, Utah 84128
         Attention: Iehab Hawatmeh
         Fax: 801-963-5180

or at such other address and to the attention of such other person as either Party may designate by written notice to the other.

         13. Governing Law, Dispute Resolution. This agreement shall be governed by and construed by the laws of the State of Utah, disregarding the conflicts of laws provisions thereof. Any claim, dispute or controversy arising out of, or relating to any section of this Agreement or the making, performance, or interpretation of the rights and obligations explicitly set forth in this Agreement shall, upon the election by written notice of either Party, be settled on an expedited basis by binding arbitration in Salt Lake City, Utah before a single arbitrator mutually agreeable to the Parties, or if no agreement is reached, before a single arbitrator from the American Arbitration Association selected in accordance with its rules then in effect, which arbitration shall be conducted in accordance with such rules, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of controversy.

         14. Attorneys' Fees. In the event of any litigation concerning any controversy, claim or dispute among the Parties hereto, arising out of or relating to this Agreement or the breach hereof, or the interpretation hereof, the prevailing Party shall be entitled to recover from the losing Party reasonable expenses, attorneys' fees, and costs incurred therein or in the enforcement or collection of any judgment or award rendered therein.

         15. Amendment and Waiver. Except as otherwise expressly provided herein, any provision of this Agreement may be amended only with the written consent of the Parties. No term or provision of this Agreement shall be deemed waived unless such waiver shall be in writing and signed by the Party making such waiver. Any waiver of a particular breach of this Agreement shall not constitute a waiver of any other breach, nor shall any waiver be deemed a continuing waiver unless it so states expressly.

         16. Entire Agreement; Severability. This Agreement supersedes all proposals, oral or written, all negotiations, conversations or discussions between or among Parties relating to the subject matter of this Agreement and all past dealing or industry custom. If any provision of this Agreement is held to be illegal or unenforceable, that provision shall be limited or eliminated to the minimum necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

         17. No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

         18. Section Headings; Gender and Number. This section and article headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. All words used in this Agreement shall be construed to be of such number and gender as the context requires or permits.

         19. Counterparts. This Agreement may be executed in two or more counterparts, by original or facsimile signature, each of which shall be deemed to be an original, but all of which together shall be considered one and the same agreement.

     [Remainder of Page Intentionally Left Blank; Signature Page to Follow]

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first set forth above.

                                            GMA:

                                            Global Marketing Alliance, LLC,
                                            a Utah limited liability company


                                            By: /s/ Sovatphone Ouk
                                                --------------------------------
                                                Name: Sovatphone Ouk
                                                Title: CEO


                                            Online Profit Academy, LLC,
                                            a Utah limited liability company


                                            By: /s/ Sovatphone Ouk
                                                --------------------------------
                                                Name: Sovatphone Ouk
                                                Title: CEO


                                            eProfits Marketing, LLC,
                                            a Utah limited liability company


                                            By: /s/ Sovatphone Ouk
                                                --------------------------------
                                                Name: Sovatphone Ouk
                                                Title: CEO


                                            Online 2 Income, LLC,
                                            a Utah limited liability company


                                            By: /s/ Sovatphone Ouk
                                                --------------------------------
                                                Name: Sovatphone Ouk
                                                Title: CEO

                                            As to Sections 5 and 8 only:
                                            OUK:


                                            /s/ Sovatphone Ouk
                                            ------------------------------------
                                            Sovatphone Ouk

                                            CIRTRAN:


                                            CirTran Corporation,
                                            a Nevada corporation


                                            By: /s/ Iehab Hawatmeh
                                                --------------------------------
                                                Name: Iehab Hawatmeh
                                                Title: CEO


                                            CirTran Online Corporation,
                                            a Utah corporation


                                            By: /s/ Iehab Hawatmeh
                                                --------------------------------
                                                Name: Iehab Hawatmeh
                                                Title: CEO

                                    EXHIBIT A

                                  COC Products


         1.   The Real Deal Grill (contact cooker endorsed by Evander
              Holyfield);

         2.   The True Ceramic Pro (hair styler);

         3.   Hot Lashes (heated eyelash curler);

         4. A makeup kit licensed from John Maldonado (final product name pending); and

         5. A snoring cessation oral appliance (license in final stage of negotiation);

                                    EXHIBIT B

                              Outsourced Operations


COC will  outsource  the  following  operations  to GMA with  respect to the COC
Products:

         1. Building and hosting websites; provided that GMA will consult with COC regarding the design and content of the websites and the final websites shall be acceptable to COC in its reasonable judgment; and

         2.   Online marketing and sales.

COC will outsource the following operations to GMA with respect to the Current GMA Contracts and the New GMA Contracts:

         1.   Providing training and instructional materials and services;

         2.   Providing search engine optimization;

         3.   Building and hosting websites;

         4.   [Providing merchant accounts];

         5.   Providing customer support; and

         6.   All other services required under the GMA Contracts.

                                    EXHIBIT C

                              Current GMA Contracts

                                    EXHIBIT D

                          Form of Employment Agreement




































--------------------------------------------------------------------------------